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                                                                    Exhibit 99.2

                                 LEASE GUARANTY

     THIS GUARANTY, executed this 16th day of March, 2007 and effective the 1st day of January, 2007, by Broadview Institute, Inc. ("Guarantor") to Myhre Holdings-Utah, LLC, a Minnesota limited liability company

("Lessor").

                                    RECITALS

     A. Lessor owns certain property located at 869 West Hillfield Road, Layton, Utah.

     B. C Square Educational Enterprises d/b/a Utah Career College ("Tenant") desires to lease the property pursuant to a Lease of even date herewith. Tenant is a wholly owned subsidiary of Guarantor.

     C. As additional consideration to Lessor, without which it would not enter into a Lease with Tenant, Guarantor hereby agrees to guaranty the Lease.

     NOW, THEREFORE, FOR VALUE RECEIVED, and in order to induce Lessor to make the Lease above referenced, Guarantor absolutely and unconditionally guarantees to Lessor, and the successors and assigns of Lessor:

     (i) the due and prompt payment of all Rent and monetary sums due under the Lease.

     (ii) The due and prompt performance and observance of all of the terms and conditions of the Lease.

     (iii) The due and prompt payment of all costs incurred, including reasonable attorney's fees, in enforcing payment and performance of the Lease.

The aforesaid being herein collectively referred to as the "Indebtedness Guaranteed". If at any time default shall be made by Tenant in the performance or observance of any of the terms, covenants or conditions in the Lease contained on Tenant's part to be kept, performed or observed, Guarantor will keep, perform and observe the same, as the case may be, in place and stead of Tenant.

1. Lessor may, from time to time, without notice to or consent of Guarantor, and upon such terms and conditions as the Lessor may deem advisable, without affecting this Guaranty:

     (a) release any of the Undersigned, any maker, surety or other person liable for payment of all or any part of the Indebtedness Guaranteed;

     (b) make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed;

     (c) modify, waive, compromise, release, subordinate, resort to exercise or refrain from exercising any right the Lessor may have hereunder related to the Indebtedness Guaranteed;


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     (d) accept additional security or guarantees of any kind;

     (e) transfer or assign the Lease to any other party;

     (f) accept partial payment or payments on account of the Indebtedness Guaranteed;

     (g) release, settle or compromise any claim of the Lessor against any person, firm or corporation whose obligation is held as collateral security for the Indebtedness Guaranteed.

2. Guarantor unconditionally and absolutely waives:

     (a) notice of acceptance of this Guaranty by the Lessor;

     (b) notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment;

     (c) notice of any defaults under the Lease, or in the performance of any of the covenants and agreements contained therein or in any instrument given as security for the Lease;

     (d) any defense, offset or claim Tenant may have against the Lessor;

     (e) any limitation or exculpation of liability on the part of Tenant, whether contained in the Lease or otherwise;

     (f) any right to insist that the Lessor resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against Tenant, or any other guarantor or surety prior to enforcing this Guaranty.

     (g) any order, method or manner or application of payments on the Indebtedness Guaranteed.

3. Guarantor will not assert against Lessor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, merger of clauses under this Guaranty with the Indebtedness Guaranteed, ultra vires acts, usury, illegality or unenforceability which may be available to Lessor with respect to the Indebtedness Guaranteed, or any setoff available against the Lessor, whether or not on account of a related transaction. The liability of Guarantor shall not be affected or impaired by any voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and


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liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting Lessor, or any of its assets, the rejection, disaffirmance or modification of the Lease in any such proceedings, the assignment or transfer of the Lease by Tenant, or the cessation from any cause whatsoever of the Indebtedness Guaranteed, and that upon the institution of any of the above actions, at the Lessor's sole discretion and without notice thereof or demand therefore, Guarantor's obligations shall become due and payable and enforceable, whether or not the Indebtedness Guaranteed is then due and payable.

4. No act or thing, except for performance in full, which but for this provision might or could in law or in equity act as a release of the liabilities of Guarantor shall in any way affect or impair this Guarantee and this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

5. Guarantor shall not be subrogated to any of the Indebtedness Guaranteed unless and until the full amount of the Indebtedness Guaranteed has been fully paid. Guarantor subordinates any liability or indebtedness of Tenant now or hereafter held by Guarantor to the obligations of Tenant to the Lessor under the Lease.

6. This Guaranty shall apply to the Lease, any extension


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or renewal thereof, and to any holdover term following the term of the Lease specified. This Guaranty shall also include any liability of Tenant which shall accrue under the Lease for any period preceding, as well as any period following, the term of the Lease specified.

7. The Undersigned submits and consents to personal jurisdiction in the State of Minnesota for the enforcement of this Guaranty and waives any and all personal rights under the laws of any state or the United States of America to object to jurisdiction in the State of Minnesota for the purposes of litigation to enforce this Guaranty. Nothing contained herewith shall prevent Lessor from bringing any action or exercising any rights against any security given to Lessor by the Guarantor personally, or against any property of the Guarantor, within any other state.

8. No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, or as may now or hereafter exist at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lessor.

9. This Guaranty is delivered in and made in, is executed with respect to and shall in all respects be construed pursuant


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to and governed by the laws of the State of Minnesota.

10. This Guaranty and each and every part hereof, shall be binding upon Guarantor and his/her heirs, administrators, executors, representatives and assigns and shall inure to the benefit of each and every future holder of the Lease. This Guaranty shall run with the Lease and without the need for any further assignment of this Guaranty to any subsequent holder of the Lease or the need for any notice to or consent of Guarantor. Upon assignment of the Lease to any subsequent holder, said subsequent holder shall be substituted for the Lessor and may enforce this Guaranty as if said holder had been originally named as Lessor hereunder.

IN FURTHERANCE WHEREOF, the Undersigned has executed this Guaranty effective the date first above written.

                                        Broadview Institute, Inc.


                                        By /s/ H. Michael Blair
                                           -------------------------------------
                                        Its Chief Financial Officer

STATE OF MINNESOTA)

                  )ss.

COUNTY OF HENNEPIN)

On this 16th day of March, 2007,
appeared before me, a notary public,
H. Michael Blair of Broadview
Institute,Inc. who acknowledged that
he has subscribed his name hereto by
authority of, and with intent to
bind, Broadview Institute, Inc.


                                        /s/ Joann M. Schmidt
                                        ----------------------------------------
                                        Notary Public


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